Exhibit 99.1

Atlas Energy Solutions Inc. Completes Previously Announced Acquisition of Hi-Crush Inc.

And Announces Promotion of John Turner to CEO

Austin, TX – March 5, 2024 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced the completion of the acquisition of Hi-Crush Inc. (“Hi-Crush”). The transaction strengthens Atlas’s position as the largest proppant producer in the country, with a total combined annual production capacity of ~28 million tons per year, and an industry leading provider of proppant logistics in the Permian Basin. This acquisition brings together two of the leading innovators in the Permian proppant space and broadens Atlas’s logistics offering through the addition of Pronghorn, a leading multi-basin provider of proppant logistics and wellsite services. The combined logistics offerings are expected to drive significant operational efficiencies.

Bud Brigham, Executive Chairman and CEO of Atlas commented, "We are thrilled to complete this acquisition, which brings two of the leading innovators in the proppant and proppant logistics spaces together, creating a clear industry leader. We believe this combination will accelerate efficiency gains for our combined customer base and will contribute to drive the ongoing transformation of the Permian Basin from a traditional oilfield to a more sustainable state-of-the-art energy manufacturing center on the ground."

John Turner, President and CFO added, “The addition of the Hi-Crush portfolio is going to drive meaningful value for our shareholders. We believe our shared culture of innovation and our enhanced scale will drive further efficiencies, and in time will meaningfully expand our already industry leading margins and profitability. Importantly, our advantaged scale and product offerings will also allow us to better support our customers’ objective to improve well economics.”

For additional information on the acquisition, please reference the Acquisition Presentation and Acquisition Press Release issued on February 27, 2024, both available on Atlas’s investor relations website at https://ir.atlas.energy/.

Atlas also announced today that its Board of Directors has named John Turner as Chief Executive Officer, effective March 6, 2024. Atlas's current CEO, Bud Brigham, will continue to actively serve as the Executive Chairman of the Board of Directors.

This orderly leadership transition arises from the collaboration of the Company's management team and Board of Directors to ensure seamless and effective management succession.

Mr. Brigham, along with Mr. Turner and other long-term E&P operators, founded Atlas's predecessor in 2017 and served as Executive Chairman and CEO since the Company's initial public offering in March 2023.  Mr. Brigham will remain active in the Company's operations, continuing to provide leadership and vision to the Company’s management team and focusing on identifying innovative strategic opportunities.

Mr. Turner currently holds the position of President and Chief Financial Officer at Atlas, where he oversees the management team, financial matters and strategic growth initiatives.

Mr. Brigham commented, "This transition results from our consistent progress over the last year in establishing Atlas as a public company, building our capabilities to match the scale of our largest customers and acquiring a complementary business to enhance our scale and offerings across the Permian Basin and beyond. John and I were founders of Atlas back in 2017 and, as a proven oil and gas entrepreneur, John has led our outstanding management team to successfully manage day-to-day operations while building Atlas into the premier proppant and logistics company in our highly competitive industry. Atlas has a big future, and I believe John's leadership and executive experience, with the support of our management team, will result in continued innovation and growth focused on increasing shareholder value."

"Bud’s vision built Atlas from an idea to an industry leader and Atlas will continue to benefit from his future contributions," said Robb Voyles, Chair of the Audit Committee at Atlas. "John's exceptional experience in the industry and his demonstrated leadership qualities uniquely position him to lead Atlas into its next phase of growth. The Board and I look forward to working with John to oversee the execution of Atlas's strategy."

Mr. Turner said, "I am honored that the Board has trusted me with the role of CEO of Atlas. I am committed to continuing the legacy of innovation, disruption and excellence that Bud's vision and leadership established at Atlas, and I am grateful for the opportunity to lead this management team and all of our employees."

In addition to CEO and President, Mr. Turner will continue serving as Chief Financial Officer while Atlas conducts a search for a new Chief Financial Officer.

About Atlas Energy Solutions

Our company was founded in 2017 by long-time E&P operators and led by Bud Brigham. Our experience as E&P operators, combined with our unique asset base and focus on using technology to deliver novel solutions to our customers’ toughest challenges and mission-critical needs differentiates us as the proppant and logistics provider of choice in the Permian Basin.

Atlas is a leader in the proppant and proppant logistics industry and is currently solely focused on serving customers in the Permian Basin of West Texas and New Mexico, the most active oil and natural gas producing regions in North America. Our Kermit, TX and Monahans, TX facilities are strategically located and specifically designed to maximize reliability of supply and product quality, and our deployment of trucking assets and the Dune Express is expected to drive significant logistics efficiencies.

Our core mission is to maximize value for our stockholders by generating strong cash flow and allocating our capital resources efficiently, including providing a regular and durable return of capital to our investors through industry cycles. Further, we recognize that our long-term profitability is maximized by being good stewards of the environments and communities in which we operate. In our pursuit of this mission, we work to improve the processes involved in the development of hydrocarbons, which we believe will ultimately contribute to providing individuals with access to the energy they need to sustain or improve their quality of life in a clean, safe, and efficient manner. We take great pride in contributing positively to the development of the hydrocarbons that power our lives.

About Hi-Crush

Hi-Crush Inc., together with its subsidiaries, is a fully-integrated provider of proppant and logistics services for hydraulic fracturing operations, offering frac sand production, advanced wellsite storage systems, flexible last mile services, and innovative software for real-time visibility and management across the entire supply chain. Hi-Crush’s strategic suite of solutions provides US oil and gas operators and service companies with the ability to build safety, reliability, and efficiency into every completion. Clearlake Capital Group L.P. and Whitebox Advisors LLC are the controlling shareholders of Hi-Crush Inc.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements about the anticipated financial performance of Atlas following the transaction; the expected synergies and efficiencies to be achieved as a result of the transaction; expected accretion to free cash flow, cash flow per share, Adjusted EBITDA and earnings per share; expected production volumes; expectations regarding the leverage and dividend profile of Atlas following the transaction; expansion and growth of Atlas’s business; Atlas’s plans to finance the transaction; our business strategy, our industry, our future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether the transaction will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Hi-Crush’s operations in a successful manner and in the expected time period; risks that the anticipated tax treatment of the transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the transaction on the parties’ business relationships and business generally; risks that the transaction disrupts current plans and operations of Atlas and its management team and potential difficulties in retaining employees as a result of the transaction; the risks related to Atlas’s financing of the transaction; potential negative effects of the completion of the transaction on the market price of Atlas’s common stock or operating results; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Atlas Investor Contact

Kyle Turlington
5918 W Courtyard Drive, Suite #500
Austin, Texas 78730
United States
T: 512-220-1200
IR@atlas.energy

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